Exhibit 99.1

August 7, 2018 Q2 2018 Earnings Conference Call

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences. Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors. In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry.

4 Chris French President and CEO

5 Second Quarter 2018 Highlights ▪ Revenue ▪ $154.0 million in Q2'18 compared with $153.3 million in Q2'17. ▪ Includes a reduction of $4.0 million related to the adoption of Revenue Recognition, ASC 606. ▪ Operating Income ▪ $18.7 million in Q2'18 compared with $8.3 million in Q2'17. ▪ Net Income ▪ $7.8 million in Q2'18 compared with $80 thousand loss in Q2'17. ▪ Adjusted OIBDA ▪ $69.8 million, representing a 45% Adjusted OIBDA margin, compared with $69.4 million and 45% in Q2'17.

6 Wireless Highlights ▪ Continued Growth ▪ 780,658 Postpaid customers Q2'18, up 6.6% over Q2 '17 ▪ 252,054 Prepaid customers Q2'18, up 13.5% over Q2 '17 ▪ Operating revenues increased $2.2 million, or 2.0%, excluding the impact of the adoption of ASC 606. ▪ Adjusted OIBDA $60.1 million, up 3.2% over Q2 '17 Wireless Adjusted OIBDA (in millions) Wireless PCS Customers

7 Cable Highlights ▪ Continued Growth ▪ Operating revenues $32.1 million, growth of 8.6% over Q2 '17 ▪ Adjusted OIBDA $12.3 million, up 23.7% over Q2 '17 Cable Adjusted OIBDA (in millions) Cable RGUs

8 Wireline Highlights ▪ Continued Profitability ▪ Operating revenues $19.1 million, down 2.4% from Q2'17 ▪ Adjusted OIBDA $8.0 million, down 7.4% from Q2'17 ▪ 14,694 Broadband Customers at Q2'18, up 0.6% over Q2'17 Wireline Adjusted OIBDA (in millions) Wireline Statistics

9 Fiber and Tower Highlights ▪ Cable and Wireline fiber lease revenues of $11.9 million, up 1.7% over Q2'17 ▪ 193 towers generated $2.8 million of revenue in Q2'18, an increase of 3.7% over Q2'17 *Fiber Lease Revenue (in millions) *Includes affiliate/intercompany revenue. Mobile Tower Revenue (in millions)

10 Jim Woodward SVP of Finance and CFO

11 Consolidated Results ($ in thousands, except per share amounts) Three Months Ended: 6/30/18 6/30/17 Change ($) Change (%) Operating Revenues $ 154,030 $ 153,258 $ 772 0.5 % Operating Expenses $ 135,332 $ 145,006 $ (9,674) (6.7)% Operating Income $ 18,698 $ 8,252 $ 10,446 126.6 % Net Income (Loss) $ 7,824 $ (80) $ 7,904 — % Earnings Per Share: Basic $ 0.16 $ — $ 0.16 — % Diluted $ 0.16 $ — $ 0.16 — % Consolidated Quarterly Results

12 Adjusted OIBDA by Segment - Quarterly Results Three Months Ended June 30, 2018 (in thousands) Wireless Cable Wireline Other Consolidated Operating Income $ 19,780 $ 6,083 $ 4,793 $ (11,958) $ 18,698 Impact of ASC topic 606 (924) 4 (25) — (945) Depreciation and amortization 31,565 6,179 3,240 133 41,117 Share based compensation expense — — — 1,370 1,370 Benefit received from the waived management fee 9,558 — — — 9,558 Amortization of intangibles netted in rent expense 93 — — — 93 Actuarial (gains) losses on pension plans — — — (82) (82) Adjusted OIBDA 60,072 12,266 8,008 (10,537) 69,809 Waived management fee (9,558) — — — (9,558) Continuing OIBDA $ 50,514 $ 12,266 $ 8,008 $ (10,537) $ 60,251 Adjusted OIBDA Margin 45.3 % PY Adjusted OIBDA 58,216 9,919 8,646 (7,337) 69,444 PY Continuing OIBDA 49,049 9,919 8,646 (7,337) 60,277 Adjusted OIBDA by Segment ($ millions)

13 Wireless Segment – Change in Adjusted OIBDA Q2'18 vs. Q2'17 ($ millions) 52% Adj OIBDA Margin 53% Adj OIBDA Margin Revenue Impact $2.7 million Expense Impact $(0.8) million

14 Cable Segment – Change in Adjusted OIBDA Q2'18 vs. Q2'17 ($ millions) 34% Adj OIBDA Margin 38% Adj OIBDA Margin

15 Wireline Segment – Change in Adjusted OIBDA Q2'18 vs. Q2'17 ($ millions) 44% Adj OIBDA Margin 42% Adj OIBDA Margin

16 Capitalization - As of June 30, 2018 ($ millions) 4.06%* 3.90%* *Effective interest rate. ** Leverage Ratio 2.91** 2.89**

17 Dave Heimbach EVP and COO

18 Wireless - Subscriber Growth (1) Prepaid totals in 2015, 2016, and 2017 were adjusted to exclude Lifeline subscribers. (2) Includes 405k postpaid and 155k prepaid Sprint customers in the acquired territory (5/6/16). (3) Includes 19.1k postpaid and 4.5k prepaid Sprint customers in the acquired territory (4/6/17). (4) Includes 38.3k postpaid and 15.7k prepaid Sprint customers in the acquired territory (2/1/18).

19 Wireless Subscriber Changes - Q2'18 - Year Over Year 732.7 780.7

20 Wireless - Postpaid Subscribers Net Change - Postpaid Gross Additions - Postpaid 15,514 5,797 *Includes acquisition of 19.1k for the Parkersburg Expansion Area

21 Wireless - Postpaid Statistics Postpaid ARPU* Postpaid Churn *ARPU represents Average Revenue Per Unit. See Appendix for reconciliation of Wireless segment operating revenues to Postpaid ARPU.

22 Wireless - Prepaid Subscribers Gross Additions - Prepaid Net Change - Prepaid *Includes acquisition of 4.5k for the Parkersburg Expansion Area

23 Wireless - Prepaid Statistics Prepaid Churn Prepaid ARPU* *ARPU represents Average Revenue Per User. See Appendix for reconciliation of Wireless segment operating revenues to Prepaid ARPU.

24 Cable - RGUs and Average Revenue ■ Video ■ High Speed Internet ■ Voice ▪ Continued Growth ▪ Significant improvements in Average monthly revenue per RGU primarily due to broadband. ▪ 78,256 customers up 1.2% over Q2'17. Average Monthly Revenue per RGU * Average Monthly Revenue per Customer * * Refer to the Appendix for a reconciliation of Cable segment operating revenues to Average Revenue per RGUs and per Customer Re lationships. Revenue Generating Units (RGU)

25 Cable - Key Operational Results As of June 30, 2018 2017 Homes Passed 185,016 184,834 Total Revenue Generating Units 133,148 132,287 Customer Relationships 78,256 77,305 RGUs per Customer Relationship 1.70 1.71 Video Revenue generating units 44,800 48,248 Penetration 24.2% 26.1 % Digital video penetration 76.9% 81.5 % High - speed Internet Available Homes 185,016 184,834 Revenue generating units 65,466 61,947 Penetration 35.4% 33.5 % Voice Available Homes 185,016 182,303 Revenue generating units 22,882 22,092 Penetration 12.4% 12.1%

26 Wireline - Key Operational Results ▪ Access line loss of 5.9% in past 12 months. ▪ 4,850 video subscribers at June 30, 2018. Access lines (000s) DSL & Cable Modem Customers (000s)

27 Wireline and Cable - Fiber Sales ($ millions) Fiber Lease Revenue

28 Capital Expenditures Investing in the Future Capex Spending ($ millions) 52% Upgrades and Expansion of Acquired Territories 14% Network Maintenance 13% Success - Based 12% Network Capacity  9 % Network Expansion 2018 Capex Budget:

29 Q&A

30 Appendix

31 Wireless Network Expansion Effective February 1,2018

32 Average Monthly Billed Revenue per Subscriber - Postpaid and Prepaid ($ in thousands, except subscribers and revenue per subscriber amounts) Q2'18 Q2'17 Postpaid billings $ 96,127 $ 93,722 Adjustment for write - offs 5,087 5,773 Postpaid billings excluding write - offs $ 101,214 $ 99,495 Average postpaid subscribers* 775,186 727,764 Average monthly billed revenue per postpaid subscriber ** $ 43.52 $ 45.57 Prepaid billings $ 27,915 $ 25,252 Average prepaid subscribers* 250,746 219,265 Average monthly billed revenue per prepaid subscriber ** $ 37.11 $ 38.39 * Represents a four point monthly average ** Average Monthly Billed revenue per subscriber = (Billed revenue excluding write - offs*1,000) / Average subscribers / 3 months

33 Wireless - Network Statistics at June 30, 2018 Wireless Network Statistics Cell sites CDMA Base Stations (sites) 1,770 Sites with 2 nd LTE carrier 1,143 Sites with three carriers, including a 2 nd carrier @ 1900 MHz 522 Sites with 2.5 GHz LTE 408 Traffic % LTE traffic 97.80% Data usage increase (Q over Q) .20% Avg LTE speeds (Mbps) 8.2 Avg data usage per subscriber (GB) 10.6 Dropped call rate .38% Blocked call rate .13%

34 Cable - Non - GAAP Financial Measure Average Revenue Q2'18 Q2'17 Service Revenue $ 27,100 $ 25,145 Fiber, FUSC, Pass - through & Other 2,106 2,080 Internal Revenue 460 435 Video, Internet & Voice Revenue 29,666 27,660 Other miscellaneous revenue 2,445 1,904 Total Operating Revenue $ 32,111 $ 29,564 Average Subscribers* Revenue Generating Units (RGUs) 132,287 132,829 Average Customer Relationships 78,407 77,737 Average Revenue Per User (ARPU) ** Revenue Generating Units (RGUs) $ 74.75 $ 69.41 Customer Relationships $ 126.12 $ 118.61 ($ in thousands, except subscriber and per subscriber amounts) * Represents a four point monthly average **ARPU calculation = (Video, Internet & Voice Revenue * 1,000) / Average Subscribers / 3 months